UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2020

Argo Group International Holdings, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-15259	98-0214719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Pitts Bay Road Pembroke HM 08 Bermuda	P.O. Box HM 1282 Hamilton HM FX Bermuda
(Address, Including Zip Code, of Principal Executive Offices)	(Mailing Address)

Registrant’s telephone number, including area code: (441) 296-5858

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $1.00 per share	ARGO	New York Stock Exchange
Guarantee of Argo Group U.S., Inc. 6.500% Senior Notes due 2042	ARGD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2020, the Board of Directors (the “Board”) of Argo Group International Holdings, Ltd. (the “Company”) appointed Carol A. McFate to the Company’s Board. Ms. McFate’s appointment is pursuant to the Cooperation Agreement (the “Cooperation Agreement”) entered into by the Company and Voce Catalyst Partners LP, Voce Capital Management LLC, Voce Capital LLC and Voce Catalyst Partners New York LLC on December 31, 2019. Pursuant to the Cooperation Agreement, the Company agreed to appoint Ms. McFate to the Board to fill the vacancy resulting from the retirement of Mark E. Watson III from the Board. The Board intends to appoint Ms. McFate as a member of the Nominating and Corporate Governance Committee and as a member of at least one other committee of the Board to be determined.

Except for the Cooperation Agreement and Ms. McFate’s letter to the Company executed in connection therewith, there are no arrangements or understandings between the Company and Ms. McFate pursuant to which Ms. McFate will be appointed to the Board, and there have been no related party transactions between the Company and Ms. McFate that would be reportable under Item 404(a) of Regulation S-K. Ms. McFate will be eligible to participate in the same compensation plans and to receive the same fees for her services as a director of the Company as our other non-employee directors. Our director compensation has been disclosed and may be found under the heading “Non-Employee Director Compensation” in the Company’s Schedule 14A filed with the Securities and Exchange Commission on April 12, 2019.

A copy of the press release announcing the appointment of Ms. McFate to the Company’s Board of Directors is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

No.	Exhibit

99.1	Press Release issued by Argo Group International Holdings, Ltd. dated February 7, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2020	ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

	By:	/s/ Jay S. Bullock
	Name:	Jay S. Bullock
	Title:	Executive Vice President and Chief Financial Officer